Long-term commitments (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Notes and other explanatory information [abstract]
Unexecuted minimum investment commitment	$ 323,000
Penalty exposition amount	$ 97,029
Environmental Guarantee, description	the Decree 48,747 of 2023 of Minas Gerais State was published, which regulates the need for an environmental guarantee, provided for in Law 23,291, of February 25, 2019 – State Policy for Dam Safety, to guarantee environmental recovery in the event of an accident or deactivation of the dams. According to the Decree, the environmental guarantee is applicable to all dams that present the characteristics established by the Law. The Company estimates a guarantee need of approximately USD 27,283 (BRL 132,083) for all structures in the state of Minas Gerais which was calculated based on a methodology specified by the decree itself, which takes into account the reservoir area, a cost factor related to the decommissioning of dams, and considerations about risk classification of the dam and inflation for the period. The Company has until March 28, 2024, to submit a proposal and may choose the following methods: (i) cash deposit; (ii) Bank Deposit certificate-CDB; (iii) bank guarantee; and (iv) guarantee insurance. By December 31, 2024, the Company will contract 50% of the guarantee chosen, 25% must be made by December 31, 2025, and 25% by the end of 2026.